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                                                                     EXHIBIT 4.1




Number


                                                             COMMON STOCK
                                                             $0.01 PAR VALUE
                                                             PER SHARE
                                                             SHARES

KPMG CONSULTING

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             Cusip No. 48265R109
KPMG CONSULTING, INC.                                        SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT








IS THE OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE
                            OF KPMG CONSULTING, INC.

transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.
     This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto affixed.



Dated:                                     /s/ Randolph C. Blazer


                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
  EQUISERVE TRUST COMPANY, N.A.
      Transfer Agent and Registrar          /s/ David W. Black

                                           EXECUTIVE VICE PRESIDENT,
By  /s/                                    SECRETARY AND GENERAL COUNSEL
               Authorized Signature



                [KPMG CONSULTING, INC. CORPORATE SEAL DELAWARE]
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                             KPMG CONSULTING, INC.

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         The following abbreviations, when used in the Inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                            UNIF GIFT MIN ACT - ________  Custodian ___________
                                                                                (Cust)              (Minor)
TEN ENT - as tenants by the entireties                                        under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                                         Act ___________________________
          of survivorship and not as                                                      (State)
          tenants in common
                                                          UNIF TRAN MIN ACT - _________ Custodian ______________
                                                                               (Cust)               (Minor)

                                                                              under Uniform Transfers to Minors

                                                                              Act _______________________________
                                                                                          (State)

                      Additional abbreviations may also be used though not in the above list.

              For value received, ___________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                      |
|______________________________________|___________________________________________________________________________

___________________________________________________________________________________________________________________
                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________


___________________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________________________


                                                               X _________________________________________________
                                                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                                                                 OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                                                                 ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                                 GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                                                 AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                                 MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                                 MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-18

                                                                 SIGNATURE(S) GUARANTEED:






KEEP THIS CERTIFICATE IN A SAFE PLACE, IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND
OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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